                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number: 811-21206


                          AEW Real Estate Income Fund
              (Exact name of registrant as specified in charter)


 399 Boylston Street, Boston, Massachusetts                02116
  (Address of principal executive offices)               (Zip code)


                          Coleen Downs Dinneen, Esq.
                     IXIS Asset Management Advisors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (617) 449-2810


Date of fiscal year end: January 31


Date of reporting period: January 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] AEW

  AEW Real Estate Income Fund
  Annual Report
  January 31, 2007

AEW Management and Advisors, L.P.
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 5

Financial Statements....Page 7

                          AEW REAL ESTATE INCOME FUND

PORTFOLIO PROFILE


Objective:
High current income is a primary objective; capital appreciation is a secondary objective

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs

--------------------------------------------------------------------------------
Inception Date:
November 26, 2002

--------------------------------------------------------------------------------
Portfolio Manager:
Matthew A. Troxell, CFA
AEW Management and Advisors, L.P.

--------------------------------------------------------------------------------
Common shares American Stock Exchange Symbol:
RIF

--------------------------------------------------------------------------------
CUSIP Numbers
Common shares:
00104H107

Preferred shares:
00104H206

--------------------------------------------------------------------------------
January 31, 2007 Market Value Per Common Share:
$22.80

Net Asset Value Per Common Share:
$25.83

Management Discussion
--------------------------------------------------------------------------------

SPECIAL NOTICE

On March 12, 2007, the Fund's Board of Trustees approved the liquidation and termination of the Fund. After considering the small asset size of the Fund and the lack of prospects for significant growth in assets, despite a strong market for REITs and AEW's solid performance, the Board of Trustees assessed a range of options and concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. It is expected that the sale of the Fund's assets and the corresponding liquidating distributions will be completed within 60 days of the date of approval.

The following is a discussion of the factors that materially affected the Fund's performance during the fiscal year ending January 31, 2007. Because the Fund is being liquidated, the discussion does not include forward looking comments.

MARKET CONTEXT: REITs OUTPERFORMED STOCKS AND BONDS

Strong underlying property fundamentals, steady economic growth and a continued investor appetite for real estate investments combined to create another stellar year for the public real estate securities market. Real estate investment trusts (REITs) as measured by the MSCI US REIT Index returned 37.23% for the 12 months ended January 31, 2007, an even stronger performance than the previous fiscal year. REITs also came in well ahead of two major stock market indexes and two bond indexes for the fund's fiscal year ended January 31, 2007. The Dow Jones Industrial Average and Standard & Poor's 500 Index returned 18.93% and 14.51%, respectively, while the Lehman Aggregate Bond Index (a broad-based index of U.S. government and corporate bonds) returned 4.28% and the Lehman U.S. Treasury Index (composed of Treasury bonds maturing in one year or more) returned 3.22%.

FUND PROVIDED BOTH INCOME AND CAPITAL APPRECIATION

Both AEW Real Estate Income Fund's common and preferred shares posted positive total returns and solid current yields during the fiscal year ended January 31, 2007, allowing the fund to meet its primary objective of current income. Reflecting the robust returns in the REIT market, the fund's common shares once again outperformed preferred shares.

The fund's total return based on the market value of common shares was 34.94%, assuming reinvestment of $1.02 in dividends and $1.93 in capital gains during the fiscal year. These results also reflect the change in the market value of fund shares, which rose to $22.80 at the end of January 2007, from $19.35 at the end of January 2006. The increase in the market price of fund shares reflects investor demand and is not directly linked to changes in the fund's net asset value. For the fiscal year, the fund's total return based on net asset value was 31.07% with all distributions reinvested; the net asset value of shares rose to $25.83 at January 31, 2007, from $22.55 one year ago.

SECTOR ALLOCATION AND SECURITY SELECTION WERE POSITIVE

Healthcare REITs performed well as concerns over increased government regulations proved to be largely unfounded. One holding in particular that enhanced the fund's results was Health Care Property Investors, which rose in value to reflect the company's improving fundamentals. The fund's holdings in office REIT Highwoods Properties moved sharply higher due to better-than-expected leasing performance and its growing development pipeline. Entertainment Properties Trust, which owns entertainment-related properties, including multiplex movie theatre complexes, was another top performer thanks to improving box office receipts and lower risk expectations.

                          AEW REAL ESTATE INCOME FUND

Management Discussion
--------------------------------------------------------------------------------


Detractors included the fund's relatively small position in apartment company GMH Communities Trust, which weakened following a delay in the company's SEC filings and the fact that it missed projected earnings targets. A preferred equity holding that hurt performance was The Mills Corp., an owner of regional malls in the U.S. The company's auditors announced that it would need to restate its earnings for the last five years. We subsequently sold both of these holdings.

The fund's use of interest rate swap agreements had a modest positive contribution to the fund's net asset value during the year, while its leverage was a slight negative.

PORTFOLIO CHANGES REFLECTED PURSUIT OF INCOME AND MERGERS AND ACQUISITIONS

Marginal changes to the portfolio's composition during the period were designed to meet the fund's primary investment objective of generating current income. We initiated small positions in healthcare REIT Nationwide Health Properties, storage company Extra Space Storage, and hotel company Ashford Hospitality Trust, all of which we believe represent good relative values at our entry point. A few positions were eliminated as a result of mergers and acquisitions that occurred, including shopping center company Heritage Property Investment and office company CarrAmerica Realty.

As of January 31, 2007, the fund's common and preferred stocks amounted to 70.3% and 29.4% of total investments, respectively. The ten largest holdings amounted to 32.7% of the fund's total investments, and no single holding represented more than 4.1%.

                          AEW REAL ESTATE INCOME FUND

Investment Results through January 31, 2007
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

Average Annual Total Returns --  January 31, 2007


                                             SINCE
                                          INCEPTION/1/
                                1 YEAR/1/ (11/26/02)
Total return on market value     34.94%      22.65%
Total return on net asset value  31.07       27.86
------------------------------------------------------

COMPARATIVE PERFORMANCE
MSCI US REIT Index/2/            37.23       30.21/3/

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains, including that portion of distributions designated as a return of capital, if any.
The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.
Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of all distributions. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of all distributions.

PORTFOLIO FACTS


                                 % of Investments as of
FUND COMPOSITION                 1/31/07     1/31/06
-------------------------------------------------------
Common Stocks                     70.3        70.2
-------------------------------------------------------
Preferred Stocks                  29.4        29.6
-------------------------------------------------------
Short-Term Investments             0.3         0.2
-------------------------------------------------------

                                 % of Investments as of
TEN LARGEST HOLDINGS             1/31/07     1/31/06
-------------------------------------------------------
Healthcare Realty Trust, Inc.      4.1         3.7
-------------------------------------------------------
Senior Housing Properties Trust    3.9         3.0
-------------------------------------------------------
Camden Property Trust              3.7         3.9
-------------------------------------------------------
iStar Financial, Inc.              3.6         2.9
-------------------------------------------------------
HRPT Properties Trust              3.2         3.0
-------------------------------------------------------
Urstadt Biddle Properties, Inc.,
 Series C                          3.0         2.5
-------------------------------------------------------
Kilroy Realty Corp.                3.0         2.6
-------------------------------------------------------
Liberty Property Trust             2.9         2.7
-------------------------------------------------------
Highwoods Properties, Inc.         2.8         2.8
-------------------------------------------------------
Macerich Co. (The)                 2.6         2.2
-------------------------------------------------------

                                 % of Investments as of
FIVE LARGEST INDUSTRIES          1/31/07     1/31/06
-------------------------------------------------------
REITs - Office                    19.2        23.8
-------------------------------------------------------
REITs - Healthcare                17.1        13.2
-------------------------------------------------------
REITs - Triple Net Lease          13.2        11.3
-------------------------------------------------------
REITs - Apartments                11.2        12.1
-------------------------------------------------------
REITs - Shopping Centers           9.5        11.4
-------------------------------------------------------

  Portfolio holdings and asset allocations will vary.

NOTES TO CHART
/1/Fund performance has been increased by expense waivers, without which performance would have been lower.
/2/The MSCI US REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. It is not possible to invest directly in the index.
/3/The since-inception index comparative performance shown is calculated from 12/1/02.

                            ADDITIONAL INFORMATION


SPECIAL NOTICE
On March 12, 2007, the Board of Trustees approved the liquidation and termination of the Fund. It is expected that the sale of the Fund's assets and the corresponding liquidating distributions to the common and preferred shareholders will be completed within 60 days of the date of approval and before the Fund would have held its next annual meeting of shareholders.

Included below is additional information required to be included in a shareholder report, including instructions for how to obtain information about the Fund's proxy voting policies and record as well as the Fund's quarterly portfolio schedules filed on Form N-Q.


NOTICE OF PRIVACY POLICIES AND PRACTICES
We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

TYPES OF INFORMATION GATHERED
We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customers.

HOW WE USE THE INFORMATION
We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

POLICIES AND PRACTICES TO PROTECT CONFIDENTIAL INFORMATION
Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 1-800-862-4863; on the fund's website at www.ixisag.com/aew_rif and on the Securities and Exchange's (SEC) website at www.sec.gov. Information describing how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the fund's website and the SEC's website.

QUARTERLY PORTFOLIO SCHEDULE
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

/1/For purposes of this notice the term "We" includes AEW Real Estate Income
   Fund and IXIS Asset Management Advisors, L.P.

/2/For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the fund.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

           AEW REAL ESTATE INCOME FUND  -- PORTFOLIO OF INVESTMENTS

Investments as of January 31, 2007


   Shares    Description                                          Value (+)
------------------------------------------------------------------------------
Common Stocks -- 89.6% of Net Assets
             Real Estate Investment Trusts -- 89.6%
             REITs - Apartments -- 9.7%
      29,000 Archstone-Smith Trust                             $     1,833,090
      59,000 Camden Property Trust                                   4,625,600
      30,000 Mid-America Apartment Communities, Inc.                 1,803,600
      41,500 Municipal Mortgage & Equity LLC                         1,310,570
                                                               ---------------
                                                                     9,572,860
                                                               ---------------
             REITs - Healthcare -- 18.7%
      65,000 Health Care Property Investors, Inc.                    2,681,250
     121,000 Healthcare Realty Trust, Inc.                           5,127,980
      45,000 Nationwide Health Properties, Inc.                      1,499,400
     110,000 Omega Healthcare Investors, Inc.                        1,994,300
     190,500 Senior Housing Properties Trust                         4,956,810
      50,000 Ventas, Inc.                                            2,312,500
                                                               ---------------
                                                                    18,572,240
                                                               ---------------
             REITs - Hotels -- 4.7%
     130,000 Ashford Hospitality Trust                               1,600,300
      63,000 Hospitality Properties Trust                            3,074,400
                                                               ---------------
                                                                     4,674,700
                                                               ---------------
             REITs - Industrial -- 6.3%
      13,500 EastGroup Properties, Inc.                                738,990
      62,400 First Potomac Realty Trust                              1,873,872
      70,500 Liberty Property Trust                                  3,647,670
                                                               ---------------
                                                                     6,260,532
                                                               ---------------
             REITs - Office -- 19.7%
      85,400 Brandywine Realty Trust, Inc.                           2,977,044
      80,000 Highwoods Properties, Inc.                              3,496,000
     311,300 HRPT Properties Trust                                   4,053,126
      43,000 Kilroy Realty Corp.                                     3,734,120
      50,000 Mack-Cali Realty Corp.                                  2,782,000
      45,500 Parkway Properties, Inc.                                2,495,675
                                                               ---------------
                                                                    19,537,965
                                                               ---------------
             REITs - Regional Malls -- 7.7%
      62,000 Glimcher Realty Trust                                   1,752,120
      35,000 Macerich Co. (The)                                      3,343,550
     150,000 Primaris Retail (CAD)                                   2,500,850
                                                               ---------------
                                                                     7,596,520
                                                               ---------------
             REITs - Shopping Centers -- 6.8%
     140,000 Cedar Shopping Centers, Inc.                            2,345,000
      46,000 Equity One, Inc.                                        1,276,040
      39,000 Ramco-Gershenson Properties Trust                       1,460,940
      40,000 Tanger Factory Outlet Centers, Inc.                     1,624,000
                                                               ---------------
                                                                     6,705,980
                                                               ---------------
             REITs - Storage -- 1.4%
      70,200 Extra Space Storage, Inc.                               1,385,748
                                                               ---------------
             REITs - Triple Net Lease -- 14.6%
      27,000 Entertainment Properties Trust                          1,751,220
      90,000 iStar Financial, Inc.                                   4,513,500
      70,000 Lexington Corporate Properties Trust                    1,489,600
     100,000 National Retail Properties                              2,375,000
      80,000 Realty Income Corp.                                     2,302,400
     160,000 Spirit Finance Corp.                                    2,003,200
                                                               ---------------
                                                                    14,434,920
                                                               ---------------
             Total Common Stocks (Identified Cost $48,742,504)      88,741,465
                                                               ---------------

   Shares    Description                                             Value (+)
---------------------------------------------------------------------------------
Preferred Stocks -- 37.4%
             Real Estate Investment Trusts -- 37.4%
             REITs - Apartments -- 4.5%
      50,000 Apartment Investment & Management Co., Series G      $     1,317,500
      42,000 Apartment Investment & Management Co., Series U            1,076,040
      45,000 Apartment Investment & Management Co., Series Y            1,173,150
      37,500 BRE Properties, Inc., Series C                               933,750
                                                                  ---------------
                                                                        4,500,440
                                                                  ---------------
             REITs - Diversified -- 5.2%
      53,000 BioMed Realty Trust, Inc., Series A                        1,321,820
      54,800 Crescent Real Estate Equities Co., Series B                1,391,920
      50,000 Vornado Realty Trust, Series G                             1,241,000
      48,300 Vornado Realty Trust, Series H                             1,217,160
                                                                  ---------------
                                                                        5,171,900
                                                                  ---------------
             REITs - Healthcare -- 3.0%
      50,000 Health Care Property Investors, Inc., Class F              1,277,000
      65,400 Omega Healthcare Investors, Inc., Series D                 1,674,894
                                                                  ---------------
                                                                        2,951,894
                                                                  ---------------
             REITs - Hotels -- 5.1%
      25,000 Felcor Lodging Trust, Inc., Series C                         633,500
      71,900 Hospitality Properties Trust, Series B                     1,858,615
      15,000 LaSalle Hotel Properties, Series A                           378,300
      32,000 LaSalle Hotel Properties, Series G                           800,000
      54,000 Strategic Hotel Capital, Inc., Series B                    1,393,200
                                                                  ---------------
                                                                        5,063,615
                                                                  ---------------
             REITs - Industrial -- 4.1%
      70,000 Duke Realty Corp., Series M                                1,807,400
      27,600 PS Business Parks, Inc., Series M                            699,660
      60,000 PS Business Parks, Inc., Series O                          1,548,000
                                                                  ---------------
                                                                        4,055,060
                                                                  ---------------
             REITs - Office -- 4.8%
      40,000 Corporate Office Properties Trust                          1,020,000
      90,400 HRPT Properties Trust, Series B                            2,296,160
      30,000 LBA Realty Fund II -- WBP Inc., Series A(b)                1,410,000
                                                                  ---------------
                                                                        4,726,160
                                                                  ---------------
             REITs - Regional Malls -- 3.2%
      75,000 Glimcher Realty Trust, Series F                            1,961,250
      45,000 Taubman Centers, Inc., Series H                            1,154,250
                                                                  ---------------
                                                                        3,115,500
                                                                  ---------------
             REITs - Shopping Centers -- 5.3%
      27,000 Cedar Shopping Centers, Inc., Series A                       720,900
      21,300 Developers Diversified Realty Corp., Series G                547,410
       6,700 Ramco-Gershenson Properties Trust, Series B                  176,545
      35,000 Urstadt Biddle Properties, Inc., Series C                  3,780,000
                                                                  ---------------
                                                                        5,224,855
                                                                  ---------------
             REITs - Triple Net Lease -- 2.2%
      24,000 National Retail Properties, Inc., Series C                   612,239
       9,000 Realty Income Corp., Series D                                232,830
      55,000 Realty Income Corp., Series E                              1,375,000
                                                                  ---------------
                                                                        2,220,069
                                                                  ---------------
             Total Preferred Stocks (Identified Cost $36,010,383)      37,029,493
                                                                  ---------------

                See accompanying notes to financial statements.

Investments as of January 31, 2007

  Principal
   Amount     Description                                                           Value (+)
-------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.4%
$     378,551 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 1/31/2007 at 4.25% to be repurchased at
              $378,595 on 2/1/2007, collateralized by $330,000 U.S.
              Treasury Bond, 6.125% due 8/15/2029 valued at $386,562,
              including accrued interest (Identified Cost $378,551)              $       378,551
                                                                                 ---------------
              Total Investments -- 127.4% (Identified Cost $85,131,438) (a)          126,149,509
                                                                                 ---------------
              Auction Market Preferred Shares plus
              cumulative unpaid dividends -- (28.3)%                                 (28,007,779)
              Other Assets Less Liabilities-- 0.9%                                       865,093
                                                                                 ---------------
              Net Assets -- 100%                                                 $    99,006,823
                                                                                 ===============
          (+) See Note 2a of Notes to Financial Statements.
          (a) Federal Tax Information :
              At January 31, 2007, the net unrealized appreciation on
              investments based on cost of $85,174,652 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                    $    41,128,262
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                           (153,405)
                                                                                 ---------------
              Net unrealized appreciation                                        $    40,974,857
                                                                                 ===============
          (b) Illiquid security. At January 31, 2007, the value of this security was $1,410,000, or 1.4% of net assets.
          CAD Canadian Dollar
        REITs Real Estate Investment Trusts

Holdings at January 31, 2007 as a Percentage of Net Assets (Unaudited)

                             Office           24.5%
                             Healthcare       21.7
                             Triple Net Lease 16.8
                             Apartments       14.2
                             Shopping Centers 12.1
                             Regional Malls   10.9
                             Industrial       10.4
                             Hotels            9.8
                             Diversified       5.2
                             Storage           1.4

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

January 31, 2007

             ASSETS
              Investments at cost                      $ 85,131,438
              Net unrealized appreciation                41,018,071
                                                       ------------
                Investments at value                    126,149,509
              Cash                                           74,375
              Dividends and interest receivable             360,165
              Unrealized appreciation on open swap
                agreements (Note 8)                         673,245
              Receivable for open swap agreements            37,461
                                                       ------------
                TOTAL ASSETS                            127,294,755
                                                       ------------
             LIABILITIES
              Payable for securities purchased              123,000
              Management fees payable (Note 5)               47,285
              Administrative fees payable (Note 5)            6,250
              Other accounts payable and accrued
                expenses                                    103,618
                                                       ------------
                TOTAL LIABILITIES                           280,153
                                                       ------------
              Auction Market Preferred Shares (1,120
                shares outstanding) at liquidation
                value plus cumulative unpaid
                dividends                                28,007,779
                                                       ------------
             NET ASSETS                                $ 99,006,823
                                                       ============
             NET ASSETS CONSIST OF:
              Common Shares, $0.00001 par value;
                unlimited number of shares
                authorized, 3,833,390 shares issued
                and outstanding                        $         38
              Additional paid-in capital                 54,000,310
              Accumulated net realized gain on
                investments, foreign currency
                transactions and swap agreements          3,315,128
              Net unrealized appreciation on
                investments, foreign currency
                translations and swap agreements         41,691,347
                                                       ------------
             NET ASSETS APPLICABLE TO COMMON SHARES    $ 99,006,823
                                                       ============
             COMPUTATION OF NET ASSET VALUE PER
              COMMON SHARE:
              Net assets                               $ 99,006,823
                                                       ============
              Common shares issued and outstanding        3,833,390
                                                       ============
              Net asset value per share
                ($99,006,823/3,833,390 shares of
                beneficial interest)                   $      25.83
                                                       ============
              Market Value (closing price on
                American Stock Exchange)               $      22.80
                                                       ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Year Ended January 31, 2007

             INVESTMENT INCOME
              Dividends                                $ 4,903,351
              Interest                                      27,418
              Less net foreign taxes withheld              (22,707)
                                                       -----------
                                                         4,908,062
                                                       -----------
              Expenses
                Management fees (Note 5)                   954,436
                Trustees' fees and expenses (Note 5)        58,104
                Administrative fees (Note 5)               150,000
                Custodian fees and expenses                 17,466
                Transfer agent fees                         16,133
                Audit fees                                  49,889
                Legal fees                                   5,808
                Shareholder reporting expenses              44,200
                Preferred stock auction fees                70,971
                Rating agency fees                          14,450
                American Stock Exchange fees                15,205
                Miscellaneous expenses                      20,612
                                                       -----------
              Total expenses                             1,417,274
                Less waivers (Note 5)                     (492,565)
                                                       -----------
              Net expenses                                 924,709
                                                       -----------
              Net investment income                      3,983,353
                                                       -----------
             NET REALIZED AND UNREALIZED GAIN (LOSS)
              ON INVESTMENTS, FOREIGN CURRENCY
              TRANSACTIONS AND SWAP AGREEMENTS
              Realized gain (loss) on:
                Investments - net                        5,964,806
                Capital gain distributions received
                 (Note 2)                                1,568,213
                Swap agreements - net                      418,294
                Foreign currency transactions - net           (591)
              Change in unrealized appreciation
                (depreciation) on:
                Investments - net                       13,492,737
                Swap agreements - net                     (169,582)
                Foreign currency translations - net            (29)
                                                       -----------
              Net realized and unrealized gain on
                investments, foreign currency
                transactions and swap agreements        21,273,848
                                                       -----------
             NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           25,257,201
                                                       -----------
             LESS DISTRIBUTIONS TO PREFERRED
              SHAREHOLDERS FROM:
              Net investment income                       (493,235)
              Short-term capital gain                      (14,530)
              Long-term capital gain                      (876,230)
                                                       -----------
                                                        (1,383,995)
                                                       -----------
             NET INCREASE IN NET ASSETS FROM
              OPERATIONS APPLICABLE TO COMMON
              SHAREHOLDERS                             $23,873,206
                                                       ===========

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS


                                               Year Ended       Year Ended
                                            January 31, 2007 January 31, 2006
                                            ---------------- ----------------
   FROM OPERATIONS:
    Net investment income                     $  3,983,353     $ 3,937,358
    Net realized gain on investments,
      foreign currency transactions and
      swap agreements                            7,950,722       8,367,985
    Net change in unrealized appreciation
      (depreciation) on investments,
      foreign currency translations and
      swap agreements                           13,323,126       5,259,851
                                              ------------     -----------
    Net increase in net assets resulting
      from operations                           25,257,201      17,565,194
                                              ------------     -----------
   LESS DISTRIBUTIONS TO PREFFERRED
    SHAREHOLDERS FROM:
    Net investment income                         (493,235)       (472,513)
    Short-term capital gain                        (14,530)        (84,580)
    Long-term capital gain                        (876,230)       (411,299)
                                              ------------     -----------
    Total distributions                         (1,383,995)       (968,392)
                                              ------------     -----------
    Net increase in net assets from
      operations applicable to common
      shareholders                              23,873,206      16,596,802
                                              ------------     -----------
   LESS DISTRIBUTIONS TO COMMON
    SHAREHOLDERS FROM:
    Net investment income                       (3,907,821)     (3,531,588)
    Short-term capital gain                       (120,434)       (632,156)
    Long-term capital gain                      (7,262,611)     (3,074,079)
                                              ------------     -----------
    Total distributions                        (11,290,866)     (7,237,823)
                                              ------------     -----------
    Net increase in net assets                  12,582,340       9,358,979
                                              ------------     -----------
   NET ASSETS APPLICABLE TO COMMON
    SHAREHOLDERS
    Beginning of the year                       86,424,483      77,065,504
                                              ------------     -----------
    End of the year                           $ 99,006,823     $86,424,483
                                              ============     ===========

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                                          For the Period
                                                     Year Ended January 31,             November 26, 2002*
                                         ------------------------------------------     through January 31,
                                             2007       2006       2005        2004            2003
                                         --------     --------  -------     -------     -------------------
Net asset value, beginning of period
 (common shares)                         $  22.55     $  20.10  $ 19.70     $ 14.03           $ 14.33(a)
                                         --------     --------  -------     -------           -------
Income from investment operations:
 Net investment income(b)                    1.04         1.03     1.12        0.99              0.09
 Net realized and unrealized gain
   (loss) on investments                     5.55         3.56     0.90        6.71             (0.24)
                                         --------     --------  -------     -------           -------
Total from investment operations             6.59         4.59     2.02        7.70             (0.15)
                                         --------     --------  -------     -------           -------
Less distributions to preferred
 shareholders from:
 Net investment income                      (0.13)       (0.12)   (0.08)      (0.05)               --
 Short-term capital gain                    (0.00)(f)    (0.02)   (0.00)(f)   (0.03)               --
 Long-term capital gain                     (0.23)       (0.11)   (0.04)      (0.00)(f)            --
                                         --------     --------  -------     -------           -------
                                            (0.36)       (0.25)   (0.12)      (0.08)               --
                                         --------     --------  -------     -------           -------
Total from investment operations
 applicable to common shareholders           6.23         4.34     1.90        7.62             (0.15)
                                         --------     --------  -------     -------           -------
Less distributions to common
 shareholders from:
 Net investment income                      (1.02)       (0.92)   (1.03)      (1.00)            (0.09)
 Short-term capital gain                    (0.03)       (0.17)   (0.00)(f)   (0.72)            (0.00)(f)
 Long-term capital gain                     (1.90)       (0.80)   (0.44)      (0.07)            (0.01)
 Tax return of capital                         --           --    (0.03)         --             (0.02)
                                         --------     --------  -------     -------           -------
Total distributions to common
 shareholders                               (2.95)       (1.89)   (1.50)      (1.79)            (0.12)
                                         --------     --------  -------     -------           -------
Common shares offering costs charged to
 paid-in capital                               --           --       --          --             (0.03)
                                         --------     --------  -------     -------           -------
Preferred shares underwriting
 commissions and offering costs                --           --       --       (0.16)               --
                                         --------     --------  -------     -------           -------
Net asset value, end of period (common
 shares)                                 $  25.83     $  22.55  $ 20.10     $ 19.70           $ 14.03
                                         ========     ========  =======     =======           =======
Market value, end of period (common
 shares)                                 $  22.80     $  19.35  $ 17.40     $ 17.87           $ 14.55
                                         ========     ========  =======     =======           =======
Total return on market value (%)(j)         34.94        23.03     6.11       37.45             (2.23)(c)
Total return on net asset value
 (%)(i)(j)                                  31.07        24.12    11.19       56.84             (1.29)(c)
Ratio of expenses to average net assets
 applicable to common shares, before
 waivers (%)(e)                              1.55         1.65     1.81        2.00              1.85
Ratio of expenses to average net assets
 applicable to common shares, after
 waivers (%)(d)(e)                           1.01         1.09     1.23        1.38              1.37
Ratio of net investment income to
 average net assets applicable to
 common shares, before waivers (%)(e)        3.82         4.20     5.11        5.35              2.80
Ratio of net investment income to
 average net assets applicable to
 common shares, after waivers (%)(e)         4.36         4.76     5.69        5.97              3.28
Portfolio turnover rate (%)                    15           15        8          31                 1
Net assets applicable to common shares,
 end of period (000's)                   $ 99,007     $ 86,424  $77,066     $75,503           $53,776
Auction market preferred shares:
Total shares outstanding                    1,120        1,120    1,120       1,120                --
Asset coverage per share(g)              $113,406     $102,168  $93,820     $92,414           $    --
Involuntary liquidation preference per
 share(h)                                $ 25,000     $ 25,000  $25,000     $25,000           $    --
Approximate market value per share       $ 25,000     $ 25,000  $25,000     $25,000           $    --


*  Commencement of operations.
(a)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)Calculated using the average common shares outstanding during the period.
(c)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d)The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher.
(e)Computed on an annualized basis for periods less than one year.
(f)Amount rounds to less than $0.01 per share.
(g)Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)Plus accumulated and unpaid dividends.
(i)Had certain expenses not been waived during the period total return would have been lower.
(j)Periods less than one year are not annualized.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

January 31, 2007

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objectives by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities, including closed-end investment companies, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the administrator and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of sixty days or less) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service recommended by the administrator and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term obligations with a remaining maturity of less than sixty days are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment advisor using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in real estate investment trusts ("REITs") are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

January 31, 2007


d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the year ended January 31, 2007, the dividend rates for AMPS ranged from 4.30% to 5.31%. The dividend rate for AMPS on January 31, 2007 was 5.00%. In addition, at least annually, the Fund intends to distribute net capital gains, if any.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2007, the character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1, 2007 through January 31, 2007 of ordinary income, capital gains and return of capital based on dividends received from REITs.

Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and swap agreements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales.

The tax character of distributions paid for the years ended January 31, 2007 and January 31, 2006 was as follows:

                                            2007        2006
                 -                          ----        ----
                 Distributions from:
                 Ordinary income         $ 4,536,020 $4,720,837
                 Long-term capital gains   8,138,841  3,485,378
                                         ----------- ----------
                                         $12,674,861 $8,206,215
                                         =========== ==========

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

At January 31, 2007, the components of distributable earnings on a tax basis were as follows:

               Undistributed ordinary income         $        --
               Undistributed long-term capital gains   3,358,342
                                                     -----------
               Total undistributed earnings            3,358,342
               Unrealized appreciation                41,648,133
                                                     -----------
               Total accumulated earnings            $45,006,475
                                                     ===========

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may

January 31, 2007

default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 8 for a summary of the open swap agreements as of January 31, 2007.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Indemnifications. Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Auction Market Preferred Shares. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS as defined in the Fund's By-Laws and fails to cure such a default within the time permitted. If the dividends on the AMPS remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share.

4. Purchases and Sales of Securities. For the year ended January 31, 2007, purchases and sales of securities (excluding short-term investments) were $18,142,104 and $23,773,700, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment advisor to the Fund. Under the terms of the management agreement, the Fund pays a management fee at an annual rate of 0.80%, calculated daily and payable monthly, based on the Fund's average daily managed assets (net assets applicable to common shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of the Fund's average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of the Fund's average daily managed assets. This waiver is voluntary and may be terminated by the investment advisor at any time without notice.

For the year ended January 31, 2007, management fees and waivers for the Fund were as follows:

                                                                   Percentage of Average
                                                                   Daily Managed Assets
  -                                                                --------------------
  Gross Management Fee Waiver of Management Fee Net Management Fee Gross       Net
  -------------------- ------------------------ ------------------ -----       ---
        $954,436               $417,565              $536,871      0.80%      0.45%

AEW is an affiliate of AEW Capital Management, L.P., a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. ("IXIS US Group"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France.

b. Administrative Fees. IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), a wholly-owned subsidiary of IXIS US Group, provides certain administrative services for the Fund and has subcontracted with State Street Bank and Trust Company ("State Street Bank") to serve as sub-administrator. The Fund pays IXIS Advisors a fee for these services at an annual rate of 0.0600% of the first $300 million of the Fund's average daily managed assets, and 0.0575% of such assets in excess of $300 million, subject to an annual minimum fee of $150,000.

January 31, 2007


IXIS Advisors has agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

For the year ended January 31, 2007, the following was paid to IXIS Advisors for administrative services:

                                                                             Percentage of Average
                                                                             Daily Managed Assets
-                                                                            --------------------
Gross Administrative Fee Waiver of Administrative Fee Net Administrative Fee Gross       Net
------------------------ ---------------------------- ---------------------- -----       ---
        $150,000                   $75,000                   $75,000         0.13%      0.06%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS US Group or its affiliates. The Chairperson of the Board receives a retainer fee at an annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives a retainer fee at an annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees he or she attends. Each committee member receives an additional retainer fee at an annual rate of $2,000 while each committee chairman receives a retainer fee at an annual rate of $3,000. The retainer fees assume four Board or Committee meetings per year. Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year at a rate of $375 and $200, respectively. The annual retainer fee of the Chairperson of the Board is allocated among the Fund and the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

6. Brokerage Commission Recapture. The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations. For the year ended January 31, 2007, $1,271 was rebated under these agreements.

7. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. For the years ended January 31, 2007 and January 31, 2006, there were no transactions in common shares.

8. Swap Agreements. Open swap agreements as of January 31, 2007 are as follows:

 Notional   Expiration                                                                    Unrealized
  Amount       Date                               Description                            Appreciation
  ------       ----                               -----------                            ------------
Interest Rate Swaps

$14,000,000  3/3/2008  Agreement with Bank of America dated 2/28/2003 to pay the           $319,580
                       notional amount multiplied by 3.104% and to receive the notional amount multiplied by the 1 week Floating Rate London Interbank
                       Offering Rate ("LIBOR") adjusted by a specific spread.

 $8,400,000  3/1/2010  Agreement with Bank of America dated 2/28/2003 to pay the            353,665
                       notional amount multiplied by 3.622% and to receive the notional amount multiplied by the 1 week Floating Rate LIBOR adjusted by a specific spread.
                                                                                           --------
                                                                                           $673,245
                                                                                           ========

9. Other. On January 3, 2007, the Fund declared three monthly dividends of $0.115 per common share for the months of January, February and March payable on January 26, February 23, and March 30, respectively. Characterization of the dividends for tax purposes, determined annually, may result in a portion of the dividends being designated as a capital gain distribution or as a return of capital.

10. Concentration of Risk. The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increase in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

11. Subsequent Event. On March 12, 2007, the Board of Trustees approved the liquidation and termination of the Fund. It is expected that the sale of the Fund's assets and the corresponding liquidating distributions to the common and preferred shareholders will be completed within 60 days of the date of approval.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of AEW Real Estate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Income Fund (the "Fund"), at January 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, the Trustees approved the liquidation and termination of the Fund on March 12, 2007.

PricewaterhouseCoopers LLP
Boston, Massachusetts
March 16, 2007

                          DIVIDEND REINVESTMENT PLAN

The following information describes the Fund's Dividend Reinvestment Plan. As discussed earlier in this report, the Board of Trustees approved the liquidation and termination of the Fund. It is expected that the sale of the Fund's assets and the corresponding liquidating distributions to the common and preferred shareholders will be completed within 60 days of the date of approval. The information outlined below will only apply to dividends paid while the Plan is still in existence. The Fund expects that the Plan will be terminated prior to the payment of the final liquidation amounts.

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Limited, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

      2007 U.S. TAX DISTRIBUTION INFORMATION TO SHAREHOLDERS (unaudited)


Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the Fund designated $8,138,841 as capital gains dividends paid during the year ended January 31, 2007.

Corporate Dividends Received Deduction. For the fiscal year ended January 31, 2007, 3.63% of dividends distributed by the Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income. A percentage of dividends distributed by the Fund during the fiscal year ended January 31, 2007 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual's tax bracket. The Fund's qualified dividend income was 3.43%.

                        TRUSTEE AND OFFICER INFORMATION

The table below provides certain information regarding the Trustees and Officers of AEW Real Estate Income Fund (the "Fund"). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

                       Position(s) Held with the                                  Number of Portfolios in
                         Trust, Length of Time       Principal Occupation(s)      Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*     During Past 5 Years**     and Other Directorships Held
---------------------- --------------------------     ---------------------     ----------------------------

INDEPENDENT TRUSTEES

Graham T. Allison, Jr.          Trustee           Douglas Dillon Professor and  38
(3/23/40)                      since 2002         Director of the Belfer Center Director, Taubman Centers,
(Class I)                 Contract Review and     for Science and International Inc. (real estate investment
                          Governance Committee    Affairs, John F. Kennedy      trust)
                                 Member           School of Government,
                                                  Harvard University

Charles D. Baker                Trustee           President and Chief Executive 38
(11/13/56)                     since 2005         Officer, Harvard Pilgrim      None
(Class III)              Audit Committee Member   Health Care (health plan)

Edward A. Benjamin              Trustee           Retired                       38
(5/30/38)                      since 2003                                       Director, Precision Optics
(Class II)              Chairman of the Contract                                Corporation (optics
                         Review and Governance                                  manufacturer)
                               Committee

Daniel M. Cain                  Trustee           President and Chief Executive 38
(2/24/45)                      since 2002         Officer, Cain Brothers &      Director, Sheridan
(Class II)               Chairman of the Audit    Company, Incorporated         Healthcare Inc. (physician
                               Committee          (investment banking)          practice management);
                                                                                Trustee, Lexington Strategic
                                                                                Asset Corporation (realty
                                                                                investment trust)

Richard Darman                  Trustee           Partner, The Carlyle Group    38
(5/10/43)                      since 2002         (investments); formerly,      Director and Chairman of
(Class I)                 Contract Review and     Professor, John F. Kennedy    Board of Directors, AES
                          Governance Committee    School of Government,         Corporation (international
                                 Member           Harvard University            power company)

Sandra O. Moose         Chairperson of the Board  President, Strategic Advisory 38
(2/17/42)                     of Trustees         Services (management          Director, Verizon
(Class III)               since November 2005     consulting); formerly, Senior Communications;
                                Trustee           Vice President and Director,  Director, Rohm and Haas
                               since 2002         The Boston Consulting Group,  Company (specialty
                        Ex officio member of the  Inc. (management consulting)  chemicals);
                          Audit Committee and                                   Director, AES Corporation
                          Contract Review and                                   (international power
                          Governance Committee                                  company)

Cynthia L. Walker               Trustee           Executive Dean for            38
(7/25/56)                      since 2005         Administration (formerly,     None
(Class III)              Audit Committee Member   Dean for Finance and CFO),
                                                  Harvard Medical School

                        TRUSTEE AND OFFICER INFORMATION

                        Position(s) Held with the                                     Number of Portfolios in
                          Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth  Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
----------------------  --------------------------      ---------------------       ----------------------------

INTERESTED TRUSTEES

Robert J. Blanding/1             Trustee           President, Chairman, Director,          38
/(4/14/47)                      since 2003         and Chief Executive Officer,            None
555 California Street    Chief Executive Officer   Loomis, Sayles & Company,
San Francisco, CA 94104     for Loomis Sayles      L.P.; President and Chief
(Class I)                        Trust II          Executive Officer -- Loomis
                                                   Sayles Funds I

John T. Hailer/2/                Trustee           President and Chief Executive           38
(11/23/60)                      since 2002         Officer, IXIS Asset                     None
(Class II)              President, Chief Executive Management Advisors, L.P.,
                                 Officer           IXIS Asset Management
                                                   Distributors, L.P., and IXIS
                                                   Asset Management Global
                                                   Associates, L.P.; Executive
                                                   Vice President, Loomis Sayles
                                                   Funds I; President, Loomis
                                                   Sayles Funds II; President and
                                                   Chief Executive Officer, IXIS
                                                   Advisor Cash Management
                                                   Trust, IXIS Advisor Funds
                                                   Trust I, IXIS Advisor Funds
                                                   Trust II, IXIS Advisor Funds
                                                   Trust III and IXIS Advisor
                                                   Funds Trust IV

OFFICERS

Coleen Downs Dinneen       Secretary, Clerk and    Senior Vice President, General          Not Applicable
(12/16/60)                 Chief Legal Officer,    Counsel, Secretary and Clerk
                                since 2004         (formerly, Deputy General
                                                   Counsel, Assistant Secretary
                                                   and Assistant Clerk), IXIS Asset
                                                   Management Distribution
                                                   Corporation, IXIS Asset
                                                   Management Distributors, L.P.
                                                   and IXIS Asset Management
                                                   Advisors, L.P.

James J. Finnegan       Executive Vice President,  General Counsel, Managing               Not Applicable
(4/29/60)                       since 2004         Director, Vice President and
AEW Capital Management                             Clerk, AEW Management and
Two Seaport Lane                                   Advisors, L.P.; General
Boston, MA 02110                                   Counsel and Vice President,
                                                   AEW Capital Management,
                                                   L.P.; Vice President and
                                                   Assistant Clerk, AEW
                                                   Investment Group, Inc.; Vice
                                                   President and Assistant Clerk,
                                                   AEW Real Estate
                                                   Advisors, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

  OFFICERS
  continued

  Russell L. Kane      Chief Compliance Officer,  Chief Compliance Officer for            Not Applicable
  (7/23/69)                   since 2006,         Mutual Funds, Vice President,
                          Assistant Secretary     Associate General Counsel,
                              since 2004          Assistant Secretary and
                                                  Assistant Clerk, IXIS Asset
                                                  Management Distributors, L.P.
                                                  and IXIS Asset Management
                                                  Advisors, L.P.; Vice President,
                                                  Associate General Counsel,
                                                  Assistant Secretary and
                                                  Assistant Clerk, IXIS Asset
                                                  Management Distribution
                                                  Corporation; formerly, Senior
                                                  Counsel, Columbia
                                                  Management Group.

  Michael C. Kardok      Treasurer, Principal     Senior Vice President, IXIS             Not Applicable
  (7/17/59)                  Financial and        Asset Management Advisors,
                          Accounting Officer,     L.P. and IXIS Asset
                              since 2004          Management Distributors,
                                                  L.P.; formerly, Senior Director,
                                                  PFPC Inc.

  Max J. Mahoney         Anti-Money Laundering    Senior Vice President, Deputy           Not Applicable
  (5/1/62)                    Officer and         General Counsel, Assistant
                         Assistant Secretary,     Secretary and Assistant Clerk,
                              since 2005          IXIS Asset Management
                                                  Distribution Corporation, IXIS
                                                  Asset Management
                                                  Distributors, L.P. and IXIS
                                                  Asset Management Advisors,
                                                  L.P.; Chief Compliance
                                                  Officer, IXIS Asset
                                                  Management Advisors, L.P.;
                                                  formerly, Senior Counsel,
                                                  MetLife, Inc.; formerly,
                                                  Associate Counsel, LPL
                                                  Financial Services, Inc.

                        TRUSTEE AND OFFICER INFORMATION

                       Position(s) Held with the                                     Number of Portfolios in
                         Trust, Length of Time        Principal Occupation(s)        Fund Complex Overseen***
Name and Date of Birth Served and Term of Office*      During Past 5 Years**       and Other Directorships Held
---------------------- --------------------------      ---------------------       ----------------------------

  OFFICERS
  continued

  John E. Pelletier     Chief Operating Officer,  Executive Vice President and            Not Applicable
  (6/24/64)                    since 2004         Chief Operating Officer
                                                  (formerly, Senior Vice
                                                  President, General Counsel,
                                                  Secretary and Clerk), IXIS Asset
                                                  Management Distribution
                                                  Corporation; IXIS Asset
                                                  Management Distributors, L.P.
                                                  and IXIS Asset Management
                                                  Advisors, L.P.

* The Trustees are divided into three Classes and serve staggered three-year terms, subject to their prior death, retirement, resignation, disqualification or removal from the Board. The Terms of Class II Trustees expire in 2007, the terms of the Class III Trustees expire in 2008 and the Terms of Class I Trustees expire in 2009. The current retirement age is 72. The position of Chairperson of the Board is appointed for a two-year term.

** Each person listed above, except as noted, holds the same position(s) with the Trust. Previous positions during the past five years with IXIS Asset Management Distributors, L.P. (the "Distributor"), IXIS Asset Management Advisors, L.P. ("IXIS Advisors") or Loomis, Sayles & Company, L.P. are omitted if not materially different from a Trustee's or officer's current position with such entity.

***The Trustees of the Trust serve as Trustees of a fund complex that includes all series of IXIS Advisor Funds Trust I, IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, IXIS Advisor Cash Management Trust, AEW Real Estate Income Fund, Loomis Sayles Funds I and Loomis Sayles Funds II.

/1/ Mr. Blanding is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust:
     President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P.

/2/ Mr. Hailer is deemed an "interested person" of the Trust because he holds the following positions with affiliated persons of the Trust: Director and Executive Vice President of IXIS Asset Management Distribution Corporation, President and Chief Executive Officer of IXIS Advisors and IXIS Asset Management Global Associates, L.P.

[LOGO] AEW



                                                                   CEAEW58-0107

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer and persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Daniel M. Cain and Mr. Charles D. Baker are members of the audit committee and have been designated as "audit committee financial experts" by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees paid to Principal Accountant by the Fund.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant's annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant's financial statements and but not reported under "Audit Fees"); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

                                             AUDIT-RELATED
                              AUDIT FEES        FEES/1/       TAX FEES/2/   ALL OTHER FEES/3/
                            --------------- --------------- --------------- -----------------
                            2/1/05- 2/1/06- 2/1/05- 2/1/06- 2/1/05- 2/1/06- 2/1/05-  2/1/06-
                            1/31/06 1/31/07 1/31/06 1/31/07 1/31/06 1/31/07 1/31/06  1/31/07
                            ------- ------- ------- ------- ------- ------- -------  -------
AEW Real Estate Income Fund $24,400 $36,674 $7,900  $5,000  $1,316  $1,313    $ 0    $2,755

--------
    1. Audit-related fees consist of the performance of agreed upon procedures relating to rating agency procedures reports (2006 and 2007) and the performance of agreed upon procedures related to a change in the Trust's custodian.
    2. The tax fees consist of a review of year-end shareholder reporting.
    3. Other fees consist of a review of income and expense allocation methods in conjunction with the annual review of the Trust's management contract.

Aggregate fees billed to the Registrant for non-audit services during 2005 and 2006 were $9,216 and $9,068, respectively.

Fees paid to Principal Accountant By Adviser and Control Affiliates.

The following table sets forth the non-audit services provided by the Trust's principal accountant to AEW Management and Advisors, L.P. and entities controlling, controlled by or under common control with AEW Management and Advisors, L.P. that provide ongoing services to the Trust ("Control Affiliates") for the last two fiscal years.

                           AUDIT-RELATED FEES     TAX FEES      ALL OTHER FEES
                           ------------------ ----------------- ---------------
                           2/1/05-   2/1/06-  2/1/05-  2/1/06-  2/1/05- 2/1/06-
                           1/31/06   1/31/07  1/31/06  1/31/07  1/31/06 1/31/07
                           -------   -------  -------- -------- ------- -------
Control Affiliates         $24,000     $ 0    $129,060 $115,285   $ 0     $ 0

Aggregate fees billed to Control Affiliates for non-audit services during 2005 and 2006 were $153,060 and $115,285, respectively.

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

   Annually, the Registrant's Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

   If, in the opinion of management, a proposed engagement by the Registrant's independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). Mr. Daniel M. Cain, Mr. Charles D. Baker and
Ms. Cynthia L. Walker are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed as Item 1 herewith.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

When voting proxies and responding to tender offers, AEW acts prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW takes reasonable steps under the circumstances to assure that it has actually received all of the proxies for which it has voting authority. AEW considers those factors that would affect the value of its clients' investments and may not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations. In the event of any conflict of interest involving a proxy vote AEW will vote in accordance with recommendations provided by an independent party proxy service provider.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager Information

Matthew A. Troxell, Principal and Portfolio Manager, has managed the AEW Real Estate Income Fund since its inception. During the past 5 years, Mr. Troxell has been employed by AEW Management and Advisors, L.P. ("AEW") and serves as portfolio manager for all of AEW's real estate equity securities portfolios.

Portfolio Manager's Management of Other Accounts

As of January 31, 2007, Mr. Troxell managed the following other accounts in addition to managing the AEW Real Estate Income Fund:

REGISTERED INVESTMENT             OTHER POOLED INVESTMENT
COMPANIES                                VEHICLES                    OTHER ACCOUNTS
---------------------          -----------------------------  -----------------------------
               ADVISORY FEE IS                ADVISORY FEE IS                ADVISORY FEE IS
OTHER ACCOUNTS   BASED ON      OTHER ACCOUNTS    BASED ON     OTHER ACCOUNTS    BASED ON
   MANAGED     PERFORMANCE        MANAGED      PERFORMANCE       MANAGED      PERFORMANCE
-------------- --------------- -------------- --------------  -------------- --------------
# OF   TOTAL   # OF    TOTAL   # OF   TOTAL   # OF    TOTAL   # OF   TOTAL   # OF    TOTAL
ACCTS  ASSETS  ACCTS   ASSETS  ACCTS  ASSETS  ACCTS   ASSETS  ACCTS  ASSETS  ACCTS   ASSETS
----- -------- -----   ------  ----- -------- -----  -------- ----- -------- -----  --------
 13   $    2.6                       $    1.4        $  172.5       $    5.3        $    1.3
       billion   0       0       4    billion   1     million  38    billion   8     billion

One potential conflict of interest that may arise in connection with the Portfolio Manager's management of the AEW Real Estate Income Fund and the investments in the other accounts he manages, is when the Portfolio Manager wants to short a stock in one of AEW's Long/Short strategy accounts that AEW holds long in any of its accounts/funds. To address this potential conflict, AEW has developed policies and procedures where the Portfolio Manager must get prior approval from AEW's Chief Compliance Officer in order to short a stock that is currently held long.

Portfolio Manager's Compensation

The following describes the structure of, and the method used to determine, the compensation of the above listed portfolio manager as of January 31, 2007:

Compensation for all AEW professionals, including AEW REIT investment professionals, is composed of two parts: base salary and incentive compensation. The firm's base salary structure is designed to reflect market rates for the various disciplines within the company, such as investment management, asset management and accounting. To determine appropriate "market ranges" for the various function areas (based on specific job characteristics and years of experience), AEW uses the services of an independent consulting firm which performs research into the compensation practices of firms similar to AEW within the industry.

Base salaries are supplemented by year-end incentive compensation awards, which account for a significant portion of total compensation. The awarding of incentive compensation is based upon the achievement of corporate objectives and specific individual goals, which are generally tied to the achievement of client objectives. Performance is measured by comparing the Diversified Composite returns over one-and three-year periods against the returns of the Morgan Stanley REIT Index and some peer funds over those periods. AEW's operating margins for the year determine the availability of funds for incentive compensation. Additionally, AEW's senior professionals (Principals), including the Portfolio Manager (Matthew Troxell) and his team of Assistant Portfolio Managers, are eligible for participation in AEW's Equity Sharing program, which gives Principals of the firm economic interests in a portion of the firm's profits. This program is sponsored by AEW's parent company, IXIS Asset Management US Group, L.P.

Neither base salary nor any other part of the investment team's compensation structure is based on assets under management.

Portfolio Manager's Ownership of Fund Shares

As of January 31, 2007, Mr. Troxell did not own equity securities of the AEW Real Estate Income Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

                                                                                       (d)
                                                                                 Maximum Number
                                                                                 (or Approximate
                                                                   (c)          Dollar Value) of
                                                             Total Number of    Shares (or Units)
                           (a)                              Shares (or Units)    that May Yet Be
                     Total Number of          (b)           Purchased as Part    Purchased Under
                    Shares (or Units) Average Price Paid  of Publicly Announced   the Plans or
Period                  Purchased     per Share (or Unit)   Plans or Programs       Programs
------              ----------------- ------------------- --------------------- -----------------
February 1 through
  February 28           1,209.490            19.13              1,209.490              N/A
March 1 through
March 31                1,168.106            19.63              1,168.106              N/A
April 1 through
April 30                  936.779            19.81                936.779              N/A
May 1 through
May 31                    996.556            19.17                996.556              N/A
June 1 through
June 30                   971.019            18.69                971.019              N/A
July 1 through
July 31                   946.351            19.29                946.351              N/A
August 1 through
August 31               1,784.179            20.36              1,784.179              N/A
September 1 through
September 30                   --               --                     --              N/A
October 1 through
October 31                833.573            21.23                833.573              N/A
November 1 through
November 30             1,600.361            22.53              1,600.361              N/A
December 1 through
December 31                    --               --                     --              N/A
January 1 through
January 31              13,103.06            21.90              13,103.06              N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a) (1) Code of Ethics required by Item 2 hereof, filed herewith as exhibit (a)(1).
   (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as exhibits (a)(2)(1) and (a)(2)(2), respectively.
   (a) (3) Not applicable.
   (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AEW Real Estate Income Fund

                                           By:    /s/ John T. Hailer
                                                  -----------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  March 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                           By:    /s/ John T. Hailer
                                                  -----------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  March 27, 2007

                                           By:
                                                  /s/ Michael C. Kardok
                                                  -----------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  March 27, 2007